UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2005

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.

(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Foxborough Blvd., Suite 240 Foxborough, MA 02035

(Address of principal executive offices) (Zip Code)

(508) 549-9981

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     On October 13, 2005, Cyberkinetics Neurotechnology Systems, Inc. (Cyberkinetics) issued a press release announcing that it, Case Western Reserve University (Case) and the Cleveland FES (Functional Electrical Stimulation) Center (FES Center) had been awarded a contract from the National Center for Medical Rehabilitation Research (NCMRR), a component of the National Institute of Child Health and Human Development (NICHD). A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
(c)     Exhibits:

Exhibit
Number	Description

99.1	Press release of Cyberkinetics Neurotechnology Systems, Inc. dated October 13, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

Date: October 14, 2005	By: /s/ Timothy R. Surgenor

Timothy R. Surgenor Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Cyberkinetics Neurotechnology Systems, Inc. dated October 13, 2005.